UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2017

SUMMER ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35496	20-2722022
(Commission File Number)	(I.R.S. The Company Identification No.)

800 Bering Drive, Suite 260

Houston, Texas 77057

(Address of principal executive offices)

(713) 375-2790

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01Changes in Registrant’s Certifying Accountant.

(a)Dismissal of Independent Registered Public Accountant

On August 21, 2017, the Board of Directors of Summer Energy Holdings, Inc. (the “Company”) dismissed LBB & Associates Ltd., LLP (“LBB”) as the Company’s independent registered public accounting firm.  LBB had served as the Company’s independent registered public accounting firm since April 2, 2012.

LBB’s audit reports on the financial statements of the Company for the fiscal years ended December 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2016 and 2015, and through August 21, 2017, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused LBB to make reference to the subject matter of the disagreement in connection with its reports.

In addition, during the fiscal years ended December 31, 2016 and 2015, and through August 21, 2017, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

On August 21, 2017, the Company provided LBB with its disclosures in the Current Report on Form 8-K disclosing the dismissal of LBB and requested in writing that LBB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.  LBB’s response is filed as an exhibit to this Current Report on Form 8-K.

(b)Appointment of New Independent Registered Public Accountant

Following a careful deliberation and competitive process among various accounting firms, on August 21, 2017, the Company’s Board of Directors engaged Whitley Penn LLP (“WP”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, effective August 21, 2017.

Prior to retaining WP, the Company did not consult with WP regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

The Company authorized LBB to respond fully and without limitation to all requests of WP concerning all matters related to the audited period by LBB.

The audit committee of the Company’s Board of Directors approved the dismissal of LBB and the appointment of Whitley Penn as the Company’s independent registered public accounting firm

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Description

99.1Letter from LBB & Associates Ltd., LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 23, 2017

SUMMER ENERGY HOLDINGS, INC.

By:	/s/ Jaleea P. George
Jaleea P. George
Chief Financial Officer